Exhibit 10.8

CONSULTING AGREEMENT

This Consulting Agreement (“Agreement”) is effective as of August 13, 2026 (“Effective Date”) by and between RxSight, Inc. (“RxSight”) and Raymond Cohen (“Consultant”).

RxSight desires to retain Consultant as an independent contractor to perform consulting services for RxSight and Consultant is willing to perform such services on the terms described below. Consultant resigned from the Board of Directors of RxSight before the Effective Date and acknowledges and agrees that Consultant will not be providing Services in any capacity as a director, officer, fiduciary, employee, or representative of RxSight. The Services are limited to transition-related consulting support expressly requested by RxSight under this Agreement.

In consideration of the mutual promises contained herein, the parties agree as follows:

1.
Services and Compensation

Consultant will perform only the services described in the attached Exhibit A.1 (“Services”) for RxSight (or its designee) and will not perform additional services unless RxSight and Consultant mutually agree to such additional services in writing. RxSight agrees to pay Consultant the compensation described in Exhibit A.1 for Consultant’s performance of the Services.

For clarity, the parties acknowledge that Consultant’s compensation under this Agreement is intended solely to compensate Consultant for future bona fide consulting services requested by RxSight after the Effective Date and is not intended as compensation for Consultant’s prior service on the Board of Directors, consideration for his resignation from the Board of Directors, or consideration for any vote, recommendation, approval, or other action taken or not taken in any director capacity. Consultant acknowledges and agrees that, except for the compensation set forth in Exhibit A.1, Consultant has no right, title, or interest in any compensation from RxSight.

2.
Confidentiality
A.
Definition of Confidential Information. “RxSight Confidential Information” means any information (including any and all combinations of individual items of information) that RxSight has or will develop, acquire, create, compile, discover or own, that has value in or to RxSight’s business which is not generally known and which RxSight wishes to maintain as confidential. RxSight Confidential Information includes both (i) information created by others that Consultant learns or that becomes available to Consultant through RxSight or its agents; and (ii) information that Consultant creates that RxSight owns under Section 5 of this Agreement. By way of example, and without limitation, RxSight Confidential Information includes any and all non-public information that relates to the actual or anticipated business and/or products, research or development of RxSight, its affiliates or subsidiaries, or to RxSight’s or its affiliates’ or subsidiaries’ technical data, trade secrets, or know-how, including, but not limited to, research, product plans, or other information regarding RxSight’s or its affiliates’ or subsidiaries’ products or services and markets therefor, customer lists and customers (including, but not limited to, customers of RxSight on which Consultant called or with which Consultant becomes acquainted during the term of this Agreement), software, developments, inventions, discoveries, ideas, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances, and other business information disclosed by RxSight, its affiliates or subsidiaries, either directly or indirectly, in writing, orally or by drawings or inspection of premises, parts, equipment, or other RxSight property. RxSight Confidential Information will not include any such information which Consultant can establish (i) was publicly known or made generally available prior to the time of disclosure by RxSight to Consultant; (ii) becomes publicly known or made generally available after disclosure by RxSight to Consultant through no wrongful action or omission by Consultant; or (iii) is in Consultant’s rightful possession, without confidentiality obligations, at the time of disclosure by RxSight as shown by Consultant’s then-contemporaneous written records;

provided that any combination of individual items of information will not be deemed to be within any of the foregoing exceptions merely because one or more of the individual items are within such exception, unless the combination as a whole is within such exception.
B.
Nonuse and Nondisclosure. During and after the term of this Agreement, Consultant will hold in the strictest confidence, and take all reasonable precautions to prevent any unauthorized use or disclosure of, RxSight Confidential Information. Consultant will not (i) use RxSight Confidential Information for any purpose whatsoever other than as necessary for the performance of the Services on behalf of RxSight, or (ii) subject to Consultant’s right to engage in protected conduct (as described in the Protected Activity Not Prohibited section below), disclose RxSight Confidential Information to any third party without the prior written consent of an authorized representative of RxSight, except that Consultant may disclose RxSight Confidential Information to the extent compelled by applicable law; provided, however, that prior to such disclosure, Consultant will provide prior written notice to RxSight to the extent legally permitted and will reasonably cooperate with RxSight in seeking a protective order or similar confidential protection as may be available under applicable law. Consultant agrees that no ownership of RxSight Confidential Information is conveyed to Consultant. Without limiting the foregoing, Consultant will not use or disclose any RxSight property, intellectual property rights, trade secrets or other proprietary know-how of RxSight to invent, author, make, develop, design, or otherwise enable others to invent, author, make, develop, or design identical or substantially similar designs as those developed under this Agreement for any third party. Consultant agrees that Consultant’s obligations under this Section 2.B will continue after the termination of this Agreement. Nothing in this Agreement prevents workers from engaging in protected conduct, as described in the Protected Activity Not Prohibited section below.
C.
Other Client Confidential Information. Consultant agrees that Consultant will not improperly use, disclose, or induce RxSight to use any proprietary information or trade secrets of any former or current employer of Consultant or other person or entity with which Consultant has an obligation to keep such proprietary information or trade secrets in confidence. Consultant further agrees that Consultant will not bring onto RxSight’s premises or transfer onto RxSight’s technology systems any unpublished document, proprietary information, or trade secrets belonging to any such third party unless disclosure to, and use by, RxSight has been consented to, in writing, by such third party and RxSight.
3.
Securities Law and RxSight Policy Compliance

Consultant will comply with all applicable securities laws and RxSight policies applicable to Consultant as a service provider, including policies relating to insider trading, Regulation FD, confidentiality, communications with investors and analysts, trading windows, blackout periods, and pre-clearance. Consultant will not trade in RxSight securities while aware of material nonpublic information and will not disclose material nonpublic information except as authorized by RxSight in writing or as otherwise protected by applicable law.

4.
Ownership
A.
Assignment of Inventions. As between RxSight and Consultant, Consultant agrees that all right, title, and interest in and to any and all copyrightable material, notes, records, drawings, designs, logos, inventions, improvements, developments, discoveries, ideas and trade secrets conceived, discovered, authored, invented, developed or reduced to practice by Consultant, solely or in collaboration with others, during the term of this Agreement and arising out of, or in connection with, performing the Services under this Agreement and any copyrights, patents, trade secrets, mask work rights or other intellectual property rights relating to the foregoing (collectively, “Inventions”), are the sole property of RxSight. Consultant also agrees to promptly make full written disclosure to RxSight of any Inventions and to deliver and assign (or cause to be assigned) and hereby irrevocably assigns fully to RxSight all of Consultant’s right, title and interest in and to the Inventions. Consultant agrees that this assignment includes a present conveyance to RxSight of ownership of Inventions that are not yet in existence. Consultant understands and agrees that the decision whether or not to commercialize or market any Inventions is within RxSight’s sole discretion and for RxSight’s sole benefit, and that no royalty or other consideration will be due to Consultant as a result of RxSight’s efforts to commercialize or market any such Inventions.
B.
Pre-Existing Materials. Subject to Section 5.A, Consultant will inform RxSight, in writing, before incorporating any inventions, discoveries, ideas, original works of authorship, developments, improvements, trade secrets, and other proprietary information or intellectual property rights owned by Consultant or in which Consultant has an interest, prior to, or separate from, performing the Services under this Agreement (“Prior Inventions”) into any Invention or otherwise utilizing any Prior Invention in the course of performing the Services; and RxSight is hereby granted a nonexclusive, royalty-free, perpetual, irrevocable, transferable, worldwide license (with the right to grant and authorize sublicenses) to make, have made, use, import, offer for sale, sell, reproduce, distribute, modify, adapt, prepare derivative works of, display, perform, and otherwise exploit such incorporated or utilized Prior Inventions, without restriction, including, without limitation, as part of or in connection with such Invention, and to practice any method related thereto. Consultant will not incorporate any inventions, discoveries, ideas, original works of authorship, developments, improvements, trade secrets, and other proprietary information or intellectual property rights owned by any third party into any Invention without RxSight’s prior written permission.
C.
Moral Rights. Any assignment to RxSight of Inventions includes all rights of attribution, paternity, integrity, modification, disclosure and withdrawal, and any other rights throughout the world that may be known as or referred to as “moral rights,” “artist’s rights,” “droit moral,” or the like (collectively, “Moral Rights”). To the extent that Moral Rights cannot be assigned under applicable law, Consultant hereby waives and agrees not to enforce any and all Moral Rights, including, without limitation, any limitation on subsequent modification, to the extent permitted under applicable law.
D.
Maintenance of Records. Consultant agrees to keep and maintain adequate, current, accurate, and authentic written records of all Inventions made by Consultant (solely or jointly with others) during the term of this Agreement, and for a period of three (3) years thereafter. The records will be in the form of notes, sketches, drawings, electronic files, reports, or any other format that is customary in the industry and/or otherwise specified by RxSight. As between RxSight and Consultant, the records are and will be available to and remain the sole property of RxSight at all times and upon RxSight’s request, Consultant will deliver (or cause to be delivered) the same.
E.
Further Assurances. Consultant agrees to assist RxSight, or its designee, at RxSight’s expense, in every proper way to secure RxSight’s rights in the Inventions in any and all countries, including the disclosure to RxSight of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments and all other instruments that RxSight will deem proper or necessary in order to apply for, register, obtain, maintain, defend, and enforce such rights, and in order to deliver, assign and convey to RxSight, its successors, assigns and nominees the sole and exclusive rights, title, and interest in and to all Inventions, and testifying in a suit or other proceeding relating to such Inventions. Consultant further agrees that Consultant’s obligations under this Section 5.E will continue after the termination of this Agreement.
F.
Attorney-in-Fact. Consultant agrees that, if RxSight is unable because of Consultant’s unavailability, dissolution, mental or physical incapacity, or for any other reason, to secure Consultant’s signature with respect to any Inventions, including, without limitation, for the purpose of applying for or pursuing any application for any United States or foreign patents or mask work or copyright registrations covering the Inventions assigned to RxSight in Section 5.A, then Consultant hereby irrevocably designates and appoints RxSight and its duly authorized officers and agents as Consultant’s agent and attorney-in-fact, to act for and on Consultant’s behalf to execute and file any papers and oaths and to do all other lawfully permitted acts with respect to such Inventions to further the prosecution and issuance of patents, copyright and mask work registrations with the same legal force and effect as if executed by Consultant. This power of attorney will be deemed coupled with an interest, and will be irrevocable.

5.
Conflicting Obligations

Consultant represents and warrants that Consultant presently has no agreements, relationships, or commitments to any other person or entity that conflict with the provisions of this Agreement, Consultant’s obligations to RxSight under this Agreement, and/or Consultant’s ability to perform the Services. Consultant will not accept employment with or render services to a competitor of RxSight during the Term of this Agreement.

6.
Return of RxSight Materials

Upon the termination of this Agreement, or upon RxSight’s earlier request, Consultant will immediately deliver to RxSight, and will not keep in Consultant’s possession, recreate, or deliver to anyone else, any and all RxSight property, including, but not limited to, RxSight Confidential Information, tangible embodiments of the Inventions, all devices and equipment belonging to RxSight, all electronically-stored information and passwords to access such property, those records maintained under Section 5.D and any reproductions of any of the foregoing items that Consultant may have in Consultant’s possession or control. Consultant agrees that in discharging Consultant’s obligations under this section, Consultant will conduct a reasonable and good faith search for such information, property and equipment, including searching external storage devices, personal computers and email accounts, as well as cloud accounts.

7.
Term and Termination
A.
Term. The term of this Agreement will begin on the Effective Date and will continue until the earlier of (i) six (6) months after the Effective Date or (ii) termination as provided in Section 8.B.
B.
Termination. Either party may terminate this Agreement upon giving the other party 10 days prior written notice of such termination. The parties may terminate this Agreement immediately and without prior notice if the other party breaches this Agreement and the breach is not cured promptly after written notice from the other party describing the breach and requesting a cure.
C.
Survival. Upon any termination, all rights and duties of RxSight and Consultant toward each other will cease except:
(i)
Within 10 days after the effective date of termination of this Agreement, RxSight will pay Consultant (A) all amounts owing to Consultant for Services completed by Consultant before the termination date, and (B) any reimbursable expenses submitted in accordance with RxSight’s policies and this Agreement; and
(ii)
Vesting of any equity will cease as of the termination date, and any unvested equity awards will be treated in accordance with the applicable award agreement and the Equity Plan unless otherwise expressly approved by RxSight in writing.
(iii)
In addition to any provisions in this agreement that by their nature are intended to survive termination or that contemplate performance or observance subsequent to termination or expiration of this agreement, the following terms will survive expiration or termination of this agreement: Sections 2, 4, 5, 7, 8.C, 9, 10, 11, 12, 13, and 15.
8.
Cooperation

During the term of this Agreement and for a reasonable period thereafter, Consultant will reasonably cooperate with RxSight, at RxSight’s expense, in connection with transition matters, regulatory inquiries, litigation, investigations, audits, public-company reporting matters, and other matters relating to Consultant’s prior service to RxSight or the Services, provided that such cooperation will be scheduled in a commercially reasonable manner and will not require Consultant to waive any applicable legal privilege.

9.
Independent Contractor; Benefits

A.
Independent Contractor. It is the express intention of RxSight and Consultant that Consultant perform the Services as an independent contractor to RxSight. Nothing in this Agreement will in any way be construed to constitute Consultant as an agent, employee or representative of RxSight. Without limiting the generality of the foregoing, Consultant is not authorized to bind RxSight to any liability or obligation or to represent that Consultant has any such authority. Consultant agrees to furnish (or reimburse RxSight for) all tools and materials necessary to accomplish this Agreement and will incur all expenses associated with performance. Consultant acknowledges and agrees that Consultant is obligated to report as income all compensation received by Consultant under this Agreement. Consultant agrees to and acknowledges the obligation to pay all self-employment and other taxes on such income.
B.
Benefits. RxSight and Consultant agree that Consultant will receive no RxSight-sponsored benefits from RxSight where benefits include, but are not limited to, paid vacation, sick leave, medical insurance and 401k participation. If Consultant is reclassified by a state or federal agency or court as RxSight’s employee, Consultant will become a reclassified employee and will receive no benefits from RxSight, except those mandated by state or federal law, even if by the terms of RxSight’s benefit plans or programs of RxSight in effect at the time of such reclassification, Consultant would otherwise be eligible for such benefits.
10.
Indemnification

Consultant will indemnify, defend, and hold harmless RxSight and its affiliates, and each of their respective directors, officers, employees, agents, successors, and assigns, from and against any and all third-party claims, losses, liabilities, damages, costs, and expenses, including reasonable attorneys’ fees, arising out of or relating to (i) Consultant’s breach of this Agreement, (ii) Consultant’s gross negligence, willful misconduct, fraud, or violation of applicable law, (iii) any unauthorized statement, commitment, representation, or communication made by Consultant, or (iv) any allegation that Consultant used or disclosed third-party confidential information or intellectual property in connection with the Services without authorization.

11.
Limitation of Liability

IN NO EVENT WILL RXSIGHT BE LIABLE TO CONSULTANT OR TO ANY OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, OR DAMAGES FOR LOST PROFITS OR LOSS OF BUSINESS, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY, WHETHER BASED IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHER THEORY OF LIABILITY, REGARDLESS OF WHETHER RXSIGHT WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. IN NO EVENT WILL RXSIGHT’S LIABILITY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT EXCEED THE AMOUNTS PAID BY RXSIGHT TO CONSULTANT UNDER THIS AGREEMENT FOR THE SERVICES, DELIVERABLES OR INVENTION GIVING RISE TO SUCH LIABILITY.

12.
Arbitration and Equitable Relief
A.
Arbitration. IN CONSIDERATION OF THIS CONSULTING RELATIONSHIP AND CONSULTANT’S RECEIPT OF COMPENSATION AND OTHER CONSIDERATION PAID OR PROVIDED TO CONSULTANT BY RXSIGHT, AT PRESENT AND IN THE FUTURE, THE PARTIES AGREE THAT ANY AND ALL CONTROVERSIES, CLAIMS, OR DISPUTES THAT CONSULTANT MAY HAVE WITH RXSIGHT (INCLUDING ANY RXSIGHT EMPLOYEE, OFFICER, DIRECTOR, TRUSTEE, OR BENEFIT PLAN OF RXSIGHT, IN THEIR CAPACITY AS SUCH OR OTHERWISE), ARISING OUT OF, RELATING TO, OR RESULTING FROM THE CONSULTING OR OTHER RELATIONSHIP WITH RXSIGHT OR THE TERMINATION OF THE CONSULTING OR OTHER RELATIONSHIP WITH RXSIGHT, INCLUDING ANY BREACH OF THIS AGREEMENT, WILL BE SUBJECT TO BINDING ARBITRATION UNDER THE FEDERAL ARBITRATION ACT (9 U.S.C.

SEC. 1 ET SEQ.) (THE “FAA”). THE FAA’S SUBSTANTIVE AND PROCEDURAL PROVISIONS WILL EXCLUSIVELY GOVERN AND APPLY WITH FULL FORCE AND EFFECT TO THIS ARBITRATION AGREEMENT, INCLUDING ITS ENFORCEMENT, AND ANY STATE COURT OF COMPETENT JURISDICTION WILL STAY PROCEEDINGS PENDING ARBITRATION OR COMPEL ARBITRATION IN THE SAME MANNER AS A FEDERAL COURT UNDER THE FAA. TO THE FULLEST EXTENT PERMITTED BY LAW, THE PARTIES MAY BRING ANY ARBITRATION PROCEEDING ONLY IN THEIR INDIVIDUAL CAPACITY, AND NOT AS A PLAINTIFF, REPRESENTATIVE, OR CLASS MEMBER IN ANY PURPORTED CLASS OR COLLECTIVE ACTION, LAWSUIT OR PROCEEDING. ANY CLAIMS THAT CONSULTANT MAY BRING PURSUANT TO THE PRIVATE ATTORNEYS GENERAL ACT (“PAGA”) ON BEHALF OF THE LABOR AND WORKFORCE DEVELOPMENT AGENCY MUST BE ARBITRATED ONLY IN CONSULTANT’S INDIVIDUAL CAPACITY WITHOUT ANY JOINDER OR REPRESENTATION OF ANY CALIFORNIA LABOR CODE VIOLATIONS THAT WERE OR COULD BE ASSERTED BY OR ON BEHALF OF ANY OTHER PERSONS. TO THE FULLEST EXTENT PERMITTED BY LAW, CONSULTANT AGREES TO ARBITRATE ANY AND ALL COMMON LAW AND/OR STATUTORY CLAIMS UNDER LOCAL, STATE, OR FEDERAL LAW, INCLUDING, BUT NOT LIMITED TO, CLAIMS UNDER THE CALIFORNIA LABOR CODE, CLAIMS RELATING TO EMPLOYMENT OR INDEPENDENT CONTRACTOR STATUS, CLAIMS RELATING TO COMPENSATION (CASH, EQUITY, OR OTHERWISE), CLAIMS RELATING TO CLASSIFICATION, AND RELATIONSHIP WITH RXSIGHT, AND CLAIMS OF BREACH OF CONTRACT, TO THE FULLEST EXTENT PERMITTED BY LAW. THE PARTIES ALSO AGREE TO ARBITRATE ANY AND ALL DISPUTES ARISING OUT OF OR RELATING TO THE INTERPRETATION OR APPLICATION OF THIS AGREEMENT TO ARBITRATE, BUT NOT DISPUTES ABOUT THE ENFORCEABILITY, REVOCABILITY OR VALIDITY OF THIS AGREEMENT TO ARBITRATE OR ITS REQUIREMENT THAT THE PARTIES MUST BRING ANY ARBITRATION PROCEEDING ONLY IN THEIR INDIVIDUAL CAPACITY. WITH RESPECT TO ALL SUCH CLAIMS AND DISPUTES THAT THE PARTIES AGREE TO ARBITRATE, THE PARTIES HEREBY EXPRESSLY AGREES TO WAIVE, AND DOES WAIVE, ANY RIGHT TO A TRIAL BY JURY. THIS AGREEMENT TO ARBITRATE ALSO APPLIES TO ANY DISPUTES THAT RXSIGHT MAY HAVE WITH CONSULTANT. NOTHING IN THIS AGREEMENT REQUIRES CONSULTANT TO ARBITRATE CLAIMS THAT CANNOT BE ARBITRATED UNDER THE SARBANES-OXLEY ACT OR OTHER LAW THAT EXPRESSLY PROHIBITS ARBITRATION OF A CLAIM NOTWITHSTANDING THE APPLICATION OF THE FAA.
B.
Administration of Arbitration. ANY ARBITRATION WILL BE ADMINISTERED BY JAMS UNDER ITS EMPLOYMENT ARBITRATION RULES & PROCEDURES (“JAMS EMPLOYMENT RULES”), WHICH ARE AVAILABLE AT HTTP://WWW.JAMSADR.COM/RULES-EMPLOYMENT-ARBITRATION/. IF THE JAMS EMPLOYMENT RULES CANNOT BE ENFORCED AS TO THE ARBITRATION, THEN THE PARTIES AGREE THAT THEY WILL ARBITRATE THIS DISPUTE UTILIZING JAMS COMPREHENSIVE ARBITRATION RULES AND PROCEDURES OR SUCH RULES AS THE ARBITRATOR MAY DEEM MOST APPROPRIATE FOR THE DISPUTE (THE RULES UNDER WHICH THE ARBITRATION IS ADMINISTERED, WHETHER THE JAMS EMPLOYMENT RULES, THE JAMS COMPREHENSIVE ARBITRATION RULES, OR OTHERWISE, ARE REFERRED TO HEREIN AS THE “JAMS RULES”). IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THIS SECTION AND THE JAMS RULES, THIS SECTION WILL TAKE PRECEDENCE. THE ARBITRATOR WILL HAVE THE POWER TO DECIDE ANY MOTIONS BROUGHT BY ANY PARTY TO THE ARBITRATION, INCLUDING MOTIONS FOR SUMMARY JUDGMENT AND/OR ADJUDICATION AND MOTIONS TO DISMISS AND DEMURRERS APPLYING THE STANDARDS FOR SUCH MOTIONS SET FORTH UNDER APPLICABLE LAW, INCLUDING THE CALIFORNIA CODE OF CIVIL PROCEDURE. THE ARBITRATOR WILL ISSUE

A WRITTEN DECISION ON THE MERITS. THE ARBITRATOR WILL HAVE THE POWER TO AWARD ANY REMEDIES AVAILABLE UNDER APPLICABLE LAW, AND THAT THE ARBITRATOR MAY AWARD ATTORNEYS’ FEES AND COSTS TO THE PREVAILING PARTY, WHERE PERMITTED BY APPLICABLE LAW. THE DECREE OR AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED AS A FINAL AND BINDING JUDGMENT IN ANY COURT HAVING JURISDICTION THEREOF. THE PARTIES WILL PAY FOR AN EQUAL SHARE OF THE ADMINISTRATIVE OR HEARING FEES CHARGED BY THE ARBITRATOR OR JAMS. SUBJECT TO THE FAA’S EXCLUSIVE APPLICABILITY TO THE ENFORCEMENT OF THIS AGREEMENT TO ARBITRATE, THE ARBITRATOR WILL ADMINISTER AND CONDUCT ANY ARBITRATION HEARING OR PROCEEDING APPLYING CALIFORNIA SUBSTANTIVE AND DECISIONAL LAW AND THE CALIFORNIA CODE OF CIVIL PROCEDURE, INCLUDING THE CALIFORNIA CIVIL DISCOVERY ACT. ANY ARBITRATION UNDER THIS AGREEMENT WILL BE CONDUCTED IN ORANGE COUNTY, CALIFORNIA.
C.
Remedy. FOR PURPOSES OF SEEKING PROVISIONAL REMEDIES ONLY, THE PARTIES WILL BE ENTITLED TO PURSUE ANY PROVISIONAL REMEDY PERMITTED BY THE CALIFORNIA ARBITRATION ACT (CALIFORNIA CODE CIV. PROC. § 1281.8), OR OTHERWISE PROVIDED BY THIS AGREEMENT. EXCEPT FOR SUCH PROVISIONAL RELIEF, ANY RELIEF OTHERWISE AVAILABLE TO THE PARTIES UNDER APPLICABLE LAW WILL BE PURSUED SOLELY AND EXCLUSIVELY IN ARBITRATION PURSUANT TO THE TERMS OF THIS AGREEMENT.
D.
Administrative Relief. THIS AGREEMENT DOES NOT PROHIBIT CONSULTANT FROM PURSUING AN ADMINISTRATIVE CLAIM WITH A LOCAL, STATE OR FEDERAL ADMINISTRATIVE BODY OR GOVERNMENT AGENCY SUCH AS THE CALIFORNIA CIVIL RIGHTS DEPARTMENT, THE EQUAL EMPLOYMENT OPPORTUNITY COMMISSION, THE NATIONAL LABOR RELATIONS BOARD, THE SECURITIES AND EXCHANGE COMMISSION, OR THE WORKERS’ COMPENSATION BOARD. THIS AGREEMENT DOES, HOWEVER, PRECLUDE CONSULTANT FROM BRINGING ANY ALLEGED WAGE CLAIMS WITH THE DEPARTMENT OF LABOR STANDARDS ENFORCEMENT. LIKEWISE, THIS AGREEMENT DOES PRECLUDE CONSULTANT FROM PURSUING A COURT ACTION REGARDING ANY SUCH CLAIM, EXCEPT AS PERMITTED BY LAW.
E.
Voluntary Nature of Agreement; Enforcement. THE PARTIES ARE EXECUTING THIS AGREEMENT VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE BY RXSIGHT OR ANYONE ELSE. THE PARTIES HAVE CAREFULLY READ THIS AGREEMENT AND THAT THEY HAVE ASKED ANY QUESTIONS NEEDED TO UNDERSTAND THE TERMS, CONSEQUENCES AND BINDING EFFECT OF THIS AGREEMENT AND FULLY UNDERSTAND IT, INCLUDING THAT THE PARTIES ARE WAIVING THEIR RIGHT TO A JURY TRIAL. THE PARTIES HAVE BEEN PROVIDED AN OPPORTUNITY TO SEEK THE ADVICE OF AN ATTORNEY OF THEIR CHOICE BEFORE SIGNING THIS AGREEMENT. THIS ARBITRATION AGREEMENT IS TO BE ENFORCED TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW. ACCORDINGLY, IF A COURT OR OTHER BODY OF COMPETENT JURISDICTION FINDS THAT ANY PROVISION OR PORTION OF THIS ARBITRATION AGREEMENT IS INVALID OR UNENFORCEABLE, SUCH PROVISION OR PORTION, AS APPLICABLE, WILL BE ENFORCED TO THE MAXIMUM EXTENT PERMISSIBLE BY APPLICABLE LAW OR, IF NECESSARY, SEVERED, AND THE REMAINDER OF THE ARBITRATION AGREEMENT WILL CONTINUE WITH FULL FORCE AND EFFECT.
13.
Protected Activity Not Prohibited

Nothing in this Agreement prohibits or restricts Consultant from reporting possible violations of law or regulation to, communicating with, filing a charge or complaint with, participating in any investigation or proceeding conducted by, or otherwise providing information to any federal, state, or local governmental agency or self-regulatory organization, including the Securities and Exchange Commission, without notice to or authorization from RxSight. Consultant does not need RxSight’s prior authorization to make any such reports or disclosures and is not required to notify RxSight that Consultant has made such reports or disclosures.

14.
Miscellaneous
A.
Governing Law; Consent to Personal Jurisdiction. This Agreement will be governed by the laws of the State of California, without regard to the conflicts of law provisions of California or any other jurisdiction, except that any dispute regarding the enforceability of the arbitration section of this Agreement will be governed by the FAA. To the extent that any lawsuit is permitted under this Agreement, the parties hereby expressly consent to the personal and exclusive jurisdiction and venue of the state and federal courts located in California.
B.
Assignability. This Agreement will be binding upon Consultant’s heirs, executors, assigns, administrators, and other legal representatives, and will be for the benefit of RxSight, its successors, and its assigns. There are no intended third-party beneficiaries to this Agreement, except as expressly stated. Except as may otherwise be provided in this Agreement, Consultant may not sell, assign or delegate any rights or obligations under this Agreement. Notwithstanding anything to the contrary herein, RxSight may assign this Agreement and its rights and obligations under this Agreement to any successor to all or substantially all of RxSight’s relevant assets, whether by merger, consolidation, reorganization, reincorporation, sale of assets or stock, or otherwise. For the avoidance of doubt, RxSight’s successors and assigns are authorized to enforce RxSight’s rights under this Agreement.
C.
Entire Agreement. This Agreement, together with Exhibit A.1 herein, sets forth the entire agreement and understanding between the parties with respect to the subject matter herein and supersedes all prior written and oral agreements, discussions, or representations between the parties. Consultant represents and warrants that Consultant is not relying on any statement or representation not contained in this Agreement. To the extent any terms set forth in any exhibit or schedule conflict with the terms set forth in this Agreement, the terms of this Agreement will control unless otherwise expressly agreed by the parties in such exhibit or schedule.
D.
Headings. Headings are used in this Agreement for reference only and will not be considered when interpreting this Agreement.
E.
Severability. If a court or other body of competent jurisdiction finds, or the parties mutually believe, any provision of this Agreement, or portion thereof, to be invalid or unenforceable, such provision will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement will continue in full force and effect.
F.
Modification, Waiver. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in a writing signed by the parties. Waiver by RxSight of a breach of any provision of this Agreement will not operate as a waiver of any other or subsequent breach.
G.
Notices. Any notice or other communication required or permitted by this Agreement to be given to a party will be in writing and will be deemed given (i) upon personal delivery, (ii) one business day after delivery to a nationally recognized overnight courier for next-business-day delivery, or (iii) three (3) business days after mailing by U.S. registered or certified mail, return receipt requested, in each case to the party at the party’s address written below or at such other address as the party may have previously specified by like notice.

(1) If to RxSight, to:

RxSight, Inc.

Attention: Legal Department

100 Columbia

Aliso Viejo, CA 92656

(2) If to Consultant, to the address for notice on the signature page of this Agreement or, if no such address is provided, to the last address of Consultant provided by Consultant to RxSight.

H.
Attorneys’ Fees. In any court action at law or equity that is brought by one of the parties to this Agreement to enforce or interpret the provisions of this Agreement, the prevailing party will be entitled to reasonable attorneys’ fees, in addition to any other relief to which that party may be entitled.
I.
Signatures. This Agreement may be signed in two counterparts, each of which will be deemed an original, with the same force and effectiveness as though executed in a single document.

Signed:

Raymond W. Cohen RxSight, Inc.

By: /s/ Raymond Cohen	By: /s/ Aziz Mottiwala
Name: Raymond Cohen	Name: Aziz Mottiwala
Title: —	Title: CEO
Date: 8/14/2026	Date: 8/14/2026

Address for Notice:

[***]

EXHIBIT A.1

SERVICES AND COMPENSATION

1.
Consultant Contact. RxSight’s contact at Consultant will be:

Name: Raymond Cohen

Email: [***]

2.
RxSight Contact. Consultant’s contact at RxSight will be:

Name: Aziz Mottiwala

Title: President and Chief Executive Officer

Email: [***]

Requests for Services must be made by Mr. Mottiwala, RxSight’s Chief Financial Officer, or another officer designated in writing by RxSight. Consultant will not take direction from any other employee, director, or third party unless an authorized RxSight officer approves that request in advance.

3.
Services. The Services will consist of transition-related advisory support regarding RxSight’s commercial strategy, customer and industry perspectives, and other discrete matters mutually agreed by RxSight and Consultant.
4.
External Communications; Policies. Consultant will comply with the external-communications restrictions and securities-law and RxSight policy obligations set forth in this Agreement.
5.
Conflicts. Consultant will promptly disclose to RxSight any actual or potential conflict of interest relating to the Services and will comply with the conflicting-obligations and confidentiality provisions of this Agreement.
6.
Compensation. Consultant’s compensation for the Services is described below and remains subject to the compensation provisions in Section 1 of the Agreement.
(1)
RxSight will grant Consultant 12,000 restricted stock units (RSUs), with each RSU covering one share of RxSight’s common stock (“Grant”), subject to approval of the Grant by RxSight’s Board of Directors or Compensation Committee and completion of any documentation required by RxSight. The RSUs will vest in equal installments every month over a six (6) month period, with the first vesting date scheduled for 30 days following the Effective Date, subject to Consultant’s continued service with RxSight through each applicable vesting date. The RSUs will be subject to the terms of the applicable RSU agreement between Consultant and RxSight and RxSight’s 2021 Equity Incentive Plan, as amended (“Equity Plan”).
(2)
The RSUs under the Grant will continue to vest only while Consultant remains engaged under the Agreement and Consultant is not in material breach of the Agreement. If Consultant’s service with RxSight terminates for any reason before the end of the vesting period, vesting will cease as of the termination date, and any unvested RSUs will be treated in accordance with the applicable RSU agreement and the Equity Plan unless otherwise expressly approved by RxSight in writing.
(3)
RxSight will reimburse Consultant, in accordance with RxSight’s policy, for reasonable out-of-pocket expenses incurred by Consultant in performing the Services under this Agreement, if Consultant receives prior written approval from RxSight’s Chief Executive Officer, General Counsel, Chief Financial Officer, or another officer designated in writing by RxSight before incurring any individual expense above $250 and submits receipts for such expenses to RxSight in accordance with RxSight policy.